Rule 497(e)
Registration No. 333-263619

Volatility Shares Trust
(the “Trust”)

-1x Short VIX Mid-Term Futures Strategy ETF

(the “Fund”)

September 23, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of
Additional Information

The Board of Trustees of the Trust approved certain changes to the Fund on September 20, 2024. Effective on or about November 22, 2024 (the “Effective Date”), the Fund’s name is expected to change to Volatility Premium Plus ETF, and the Fund’s ticker symbol also is expected to change to “ZVOL”.

Although these changes to the Fund’s name and ticker symbol will not result in any change to the Fund’s investment objective or to the way in which the Fund currently operates, on the Effective Date, the Fund’s Principal Investment Strategies are expected to be revised to include a description that, as a result of the Fund continuously rolling its short positions in VIX Futures Contracts, the Fund expects, under normal market conditions, to receive a volatility premium or roll yield (“Volatility Premium”). The Fund intends to distribute these premiums, if any, by declaring and paying a monthly dividend yield.

The above summary is qualified in its entirety by the more detailed discussion that will appear in the revised summary prospectus and prospectus, which investors should read in its entirety when it becomes available. The Fund will file a revised prospectus and statement of additional information with the Securities and Exchange Commission (“SEC”), which will reflect the changes contemplated herein, and will be available on the SEC’s website. You may obtain copies of the Fund’s current Prospectus and Statement of Additional of Information free of charge, upon request, by calling 866-261-0273 or visiting volatilityshares.com.

Please Retain This Supplement for Future Reference.